UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2007

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 625-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective November 20, 2007, we entered into various employment related agreements with directors and executive officers. See disclosure of the employment related agreements with Marvin Tseu and Mike H.P. Kwon described in Item 5.02 of this report and incorporated by reference herein.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective November 20, 2007, Marvin Tseu resigned as our Chief Executive Officer and the Employment Agreement dated as of May 16, 2006 between us and Marvin Tseu was terminated. See disclosure of the separation agreement described in Item 5.02 of this report and incorporated by reference herein.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 20, 2007, Mike H.P. Kwon was appointed to the position of Chief Executive Officer of Axesstel, Inc. (“Axesstel”) and elected as a member of our Board of Directors.

On November 20, 2007, we entered into an Employment Agreement with Mr. Kwon pursuant to which he will receive (i) an annual base salary of $200,000; and (ii) a performance bonus opportunity to be awarded in the discretion of the Board of Directors. Mr. Kwon will also be eligible to participate in our employee benefit programs and has also entered into our standard Director and Officer Indemnification Agreement in the form previously filed with the Securities and Exchange Commission. Mr. Kwon is the founder of Axesstel and served as its Chief Executive Officer from its inception through May 16, 2006. In connection with the Employment Agreement, Mr. Kwon agreed to extend receipt of $270,000 currently due from Axesstel under the terms of a promissory note until the first quarter of 2008. Additional information concerning Mr. Kwon’s relevant business experience is contained in our press release dated November 20, 2007 which is attached as to this Report as Exhibit 99.1 and incorporated by reference herein.

Mr. Kwon succeeds Marvin Tseu who resigned as Chief Executive Officer and as a member of our Board of Directors. On November 20, 2007, we entered into a separation and general release agreement with Marvin Tseu pursuant to which his employment as our Chief Executive Officer and the Employment Agreement dated as of May 16, 2006 was terminated. Under the Separation Agreement and in exchange for a general release of claims, Mr. Tseu is entitled to receive a total payment of $281,250, less applicable taxes, reimbursement of certain expenses, and an extension of his right to exercise all outstanding and vested stock options issued to Mr. Tseu until June 30, 2007.

A copy of our press release issued on November 21, 2007 is attached to this Report as Exhibit 99.1 and incorporated by reference herein. The summary description of he agreements contained in this Report are qualified by reference to the full copies those agreements which are attached as Exhibits 10.1 through 10.3 of this Report and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The	following exhibits are filed herewith:

Exhibit Number	Description

10.1	Employment Agreement between Mike H.P. Kwon and Registrant, dated November 20, 2007

10.2	Director and Officer Indemnification Agreement(*)

10.3	Separation Agreement and General Release between Marvin Tseu and Registrant, dated November 20, 2007

99.1	Press release issued by Axesstel on November 21, 2007.

*	Incorporated by reference to the Exhibits to the Registrant’s Amendment No. 1 to Registration Statement on Form SB-2, filed October 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axesstel, Inc.

By:	/s/ Patrick Gray
Patrick Gray
Chief Financial Officer

Date: November 21, 2007